                                                                    EXHIBIT 4.32

                                                                  CONFORMED COPY

                              SECOND AMENDMENT TO
                              -------------------
                               CREDIT AGREEMENT
                               ----------------


          This SECOND AMENDMENT TO CREDIT AGREEMENT dated as of May 2, 2001 (the "Second Amendment"), is entered into by and among ICG COMMUNICATIONS, INC., a
 ----------------
Delaware corporation, and each of its direct and indirect subsidiaries party to the Agreement (as defined below) (each, individually, a "Borrower" and
                                                         --------
collectively, the "Borrowers"), THE CHASE MANHATTAN BANK, a New York banking
                   ---------
corporation, and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Agreement (as defined below) (the "Lenders"), and THE CHASE
                                                -------
MANHATTAN BANK, as agent (the "Agent").
                               -----

                                  WITNESSETH:

          WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Revolving Credit Agreement dated as of December 4, 2000, as amended (the "Agreement"), pursuant to which the Lenders have made available to the Borrowers
 ---------
a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $350,000,000 and initially not to be less than $200,000,000; and

          WHEREAS, the Borrowers have requested that the Lenders make certain modifications to the Agreement; and

          WHEREAS, the Borrowers and the Lenders desire to amend and to supplement the Agreement to reflect the modifications requested by the Borrowers;

          WHEREAS, subject to the terms and conditions set forth in Section 9.3
                                                                    -----------
of the Agreement, each Lender is entitled to assign to one or more Eligible Assignees all or a ratable portion of its interests, rights and obligations under the Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it) by executing and delivering an Assignment and Acceptance between such Lender and such Eligible Assignee substantially in the form of Exhibit D to the Agreement;
                                                    ---------
and

          WHEREAS, pursuant hereto, Chase, the sole Lender party to the Agreement immediately prior to the effective date of this Amendment (in such capacity, the "Original Lender") wishes to assign to each of the financial
               ---------------
institutions (other than itself) that is named on the Commitment Schedule hereto (such financial institutions other than the Original Lender, collectively the "New Lenders"), and each of the New Lenders wishes to assume, a portion of the
 -----------
Original Lender's interests, rights and obligations under the Agreement so that, after giving effect to this Amendment, the respective Commitments of the Original Lender and the New Lenders will be as set forth in such Commitment Schedule; and

          WHEREAS, the Borrowers, the Original Lender, the New Lenders and the Agent have determined that the execution and delivery of this Amendment to, among other things, effectuate a reallocation of the Total Commitment among the Original Lender and the New

Lenders will be more expeditious and administratively efficient than the execution and delivery of separate Assignment and Acceptances between the Original Lender and each of the New Lenders; and

          WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined), each of the New Lenders shall become a party to the Agreement as a Lender and shall have the rights and obligations of a Lender thereunder, and the respective Commitments of the Original Lender and each New Lender under the Agreement shall be in the amount set forth opposite its name on the Commitment Schedule hereto, as such amount may be reduced from time to time pursuant to the Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions.  Capitalized terms used and not otherwise
                      -----------
defined in this Second Amendment are used as defined in the Agreement.

          Section 2.  Amendments to Agreement.  Subject to the conditions set
                      -----------------------
forth in Section 6 hereof, the Agreement is hereby amended as follows:
         ---------

          2.1  Section 1.1 of the Agreement is hereby amended by (A) adding the
               -----------
     following additional defined terms in the proper alphabetic location:

          "Account Debtor" means, with respect to any Account, the obligor with
           --------------
          respect to such Account.

          "Adjusted Eligible Accounts Receivable" shall mean the product of
           -------------------------------------
          Eligible Accounts Receivable minus the Dilution Reserve.

          "Adjusted Fiber Optic Network" shall mean the Fiber Optic Network,
           ----------------------------
          valued at the Replacement Cost Without Time-to-Market Value, at the beginning of the period less the disposal of or sale of assets during such period. The disposal of or sale of assets shall be accounted for and calculated, based on the most recent asset appraisal report, as follows: (a) the number of disposed of or sold Fiber Optic Network miles classified as either rural, suburban and urban, multiplied by
          (b) the quotient of the Replacement Cost Without Time-To-Market Value By Region divided by the total number of fiber optic miles by region.

          "Adjusted Fixed Assets Other Than Fiber Optic Network" shall mean the
           ----------------------------------------------------
          Fixed Assets other than Fiber Optic Network, valued at the Orderly Liquidation Value in Exchange, at the beginning of the period less the disposal of or sale of assets during such period. The deduction for the disposal of or sale of assets in the foregoing equation shall be calculated for each type of assets disposed of as follows: (a) the original cost of the assets of such type disposed of, multiplied by
          (b) a fraction, the numerator of which shall be the Orderly Liquidation Value in

          Exchange for such assets and the denominator of which shall be the external cost for assets in the applicable asset category, all as set forth in the most recent asset appraisal report on Borrowers' assets prepared by or on behalf of Agent.

          "Dilution Factors" shall mean, with respect to any period, the
           ----------------
          aggregate amount of all gross credit memos, adjustments, allowances, bad debt write-offs and other non-cash credits which are recorded to reduce accounts receivable in a manner consistent with current and historical accounting practices of the Borrowers.

          "Dilution Ratio" shall mean, at any date, the amount (expressed as a
           --------------
          percentage) equal to (a) the aggregate amount of the applicable Dilution Factors the six (6) most recently ended fiscal months divided
                                                                         -------
          by (b) total gross sales for the six (6) most recently ended fiscal months. The Dilution Ratio calculated on the Borrowers' available Accounts data shall be applied to those Accounts on which the Dilution Ratio cannot be determined as a result of insufficient available information from the Borrowers' billing platforms.

          "Dilution Reserve" shall mean, at any date, the applicable Dilution
           ----------------
          Ratio multiplied by the Eligible Accounts Receivable on such date.

          "Eligible Accounts Receivable" means, at the time of any determination
           ----------------------------
          thereof, each Account that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Account (i) has been invoiced to, and represents the bona fide amounts due to the Borrowers from, the purchaser of services, in each case originated in the ordinary course of business of the Borrowers and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (m) below or otherwise deemed by the Agent in good faith to be ineligible for inclusion in the calculation of the Borrowing Base as described below. Without limiting the foregoing, to qualify as Eligible Accounts Receivable, an Account shall indicate no person other than a Borrower as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, price adjustments, finance charges or other allowances (including any amount that the Borrowers, as applicable, may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)), (ii) the aggregate amount of all limits and deductions provided for in this definition and elsewhere in this Agreement and (iii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrowers to reduce the amount of such Account. Unless otherwise approved from time to time in writing by the Agent, no Account shall be an Eligible Account Receivable if, without duplication:

          (a) the relevant Borrower does not have sole lawful and absolute title to such Account; or

          (b) (i) it is unpaid more than 90 days from the original date of invoice or 60 days from the original due date or (ii) it has been written off the books of the Borrowers or has been otherwise designated on such books as uncollectible; or

          (c) more than 50% in face amount of all Accounts of the same Account Debtor are ineligible pursuant to clause (b) above; or

          (d) the Account Debtor is insolvent or the subject of any bankruptcy case or insolvency proceeding of any kind; or

          (e) the Account is not payable in Dollars or the Account Debtor is either not incorporated under the laws of the United States of America, any state thereof or the District of Columbia or is located outside or has its principal place of business or substantially all of its assets outside the United States, except to the extent the Account is supported by an irrevocable letter of credit reasonably satisfactory to the Agent (as to form, substance and issuer) and assigned to and directly drawable by the Agent; or

          (f) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the relevant Borrower duly assigns its rights to payment of such Account to the Agent pursuant to the Assignment of Claims Act of 1940, as amended, which assignment and related documents and filings shall be in form, and substance reasonably satisfactory to the Agent; or

          (g) the Account is supported by a security deposit (to the extent received from the applicable Account Debtor), retainage or other similar advance made by or for the benefit of the applicable Account Debtor, in each case to the extent thereof; or

          (h) (i) it is not subject to a valid and perfected first priority Lien in favor of the Agent for the benefit of the Secured Parties, subject to no other Liens other than the Liens (if any) permitted by the Loan Documents or (ii) it does not otherwise conform in all material respects to the representations and warranties contained in the Loan Documents relating to Accounts; or

          (i) as to all or any part of such Account, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason, or

          (j)  such Account was invoiced (i) in advance of services provided, or
               (ii) twice, or (iii) the associated income has not been earned, or

          (k) such Account arises from invoicing by the Borrowers related to, reciprocal compensation, as historically defined by the Borrowers, or

          (l) the Account Debtor (i) is a creditor of a Borrower, (ii) has or has asserted a right of set-off against a Borrower or (iii) has disputed its liability (whether by chargeback or otherwise) or made any claim with respect to the Account or any other Account of a Borrower which has not been resolved, in each case, without duplication, to the extent of the amount owed by such Borrower to the Account Debtor, the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be; or

          (m)  the Account Debtor is an Affiliate of the Borrowers.

          Notwithstanding the foregoing, all Accounts of any single Account Debtor and its Affiliates which, in the aggregate exceed 25% of the total amount of all Eligible Accounts Receivable at the time of any determination shall be deemed not to be Eligible Accounts Receivable to the extent of such excess. In determining the aggregate amount of Accounts from the same Account Debtor that are unpaid more than 90 days from the date of invoice or more than 60 days from the due date pursuant to clause (b) above, there shall be excluded the amount of any net credit balances relating to Accounts with invoice dates more than 90 days prior to the date of determination or more than 60 days from the due date.

          "Fiber Optic Network" shall mean, all telecommunications cable owned
           -------------------
          by the Borrowers; including fiber optic cable, whether aerial, buried, underground or highline.

          "Fixed Assets" shall mean, the assets defined as Fiber Optic Network
           ------------
          and Fixed Assets Other Than Fiber Optic Network. Unless otherwise approved in writing by the Agent, no Fixed Assets shall be included in the calculation of the Borrowing Base if, without duplication:

          (a) such item is (i) held on consignment, or (ii) such item is owned by a Borrower and has been consigned out, or (iii) is in transit to or from, or held or stored by, third parties, or

          (b) the relevant Borrower does not have good or marketable title as sole owner of such item or such Borrower does not have the exclusive right to possession of or dominion over any such item or any third party shall have made a claim disputing any of the foregoing in respect of such item, or

          (c) such item is not subject to a valid and perfected, first priority security interest in favor of the Agent, or

          (d) such item is subject to any Lien whatsoever (other than the security interest described in (c) above), or

          (e)  such item is not in working condition, or is otherwise defective.

          "Fixed Assets Other Than Fiber Optic Network" shall mean all non-fiber
           -------------------------------------------
          telecommunications machinery, equipment, switches and third party software owned by the Borrowers. Any determination of Fixed Assets Other Than Fiber Optic Network shall expressly exclude the Fiber Optic Network.

          "Lender Affiliate" means, (a) with respect to any Lender, (i) an
           ----------------
          Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and
          (b) with respect to any Lender that is a fund which invests in loans and similar extensions of credit, any other fund that invests in loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Orderly Liquidation Value In Exchange" or "OLVIE" means an asset
           -------------------------------------      -----
          valuation approach, (as adhered to in the Appraisal of the Selected Machinery and Equipment of ICG Communications, Inc. report, dated January 2, 2001, prepared by Emerald Technology Valuations, LLC, an asset appraisal firm), that assumes an outright liquidation of the assets in which buyers will remove the assets from the facilities at their own expense.

          "Replacement Cost Without Time-to-Market Value" an asset valuation
           ---------------------------------------------
          approach, (as adhered to in the Asset Valuation of Fiber Optic Network of ICG Communications, Inc. report, dated January 24, 2001, prepared by the Strategis Consulting Group, Inc., an asset appraisal firm), that utilizes the current replacement cost of new equipment and assumes an outright liquidation of the assets in which the assets will remain in their present location and will continue to be optimally employed.

          "Replacement Cost Without Time-To-Market Value By Region" is
           -------------------------------------------------------
          calculated, based upon the most recent asset appraisal report, by a) multiplying the estimated replacement cost per mile by region by the number of miles in that region, divided by the sum of the products of each region, multiplied by b) total Replacement Cost Without Time-To-Market Value.

     and; (B) amending the definitions of the following terms in their entirety to read as follows:

          "Account" shall mean any right to payment for goods sold or leased or
           -------
          for services rendered, regardless of how such right is evidenced, and whether or not it has been earned by performance.

          "Borrowing Base" at the time of any determination an amount equal to
           --------------
          the sum, without duplication, of (a) 80% of Adjusted Eligible Accounts Receivable, plus (b) 70% of the Adjusted Fiber Optic Network, (c) 50% of the Adjusted Fixed Assets Other Than Fiber Optic Network, minus (d) the Carve-Out. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.8. Subject to the provisions of Section 9.10(a) of this Agreement, standards of eligibility and reserves and advance rates of the Borrowing Base may be revised and adjusted from time to time by the Agent in its sole discretion, with any changes in such standards to be effective three
          (3) days after delivery of notice thereof to the Borrowers.

          "Borrowing Base Certificate" shall mean a certificate substantially in
           --------------------------
          the form of Exhibit E hereto (with such changes therein as may be
                      ---------
          required by the Agent to reflect the components of and reserves against the Borrowing Base as provided for hereunder from time to time), executed and certified as accurate and complete by a Financial Officer of ICG Communications, Inc., which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as (i) outlined in Schedule 1 to Exhibit E, (ii) as reasonably
                             ----------    ---------
          requested by the Agent, and (iii) as provided for in Section 5.8.

          "Maturity Date" shall mean May 14, 2002.
           -------------

          2.2  Section 2.2(a) of the Agreement is hereby amended by deleting at
               --------------
     the end thereof the following: "and the amount of the Total Commitment and the Maturity Date may be adjusted pursuant to Section 2.2(d) below".

          2.3  Section 2.2(d) of the Agreement is hereby deleted in its
               --------------
     entirety.

          2.4  Section 2.17 of the Agreement is hereby amended by adding in
               ------------
     clause "(ii)" thereof immediately after the words "immediately available funds" the following: ", without defense, setoff or counterclaim and free of any restriction or condition,".

          2.5  Section 6.4 of the Agreement is hereby amended by deleting clause
               -----------
     "(a)" in the last paragraph thereof in its entirety and substituting therefor a new clause "(a)" as follows:

          up to $20,000,000 of the amount permitted to be expended in the quarter ending March 31, 2001 that is not expended during such quarter may be added to the amount permitted to be expended in any subsequent quarter for other purposes that may include purchasing additional special access lines.

          2.6  Section 6.5(a) of the Agreement is hereby amended by deleting the
               --------------
     cumulative EBITDA loss amounts set forth therein and substituting therefor the following cumulative EBITDA loss amounts:

               Fiscal Month Ending                   EBITDA (millions)
               -------------------                   -----------------

               November 30, 2000                           ($ 15.0)
                (commencing November 15, 2000)
               December 31, 2000                           ($ 35.0)
               January 31, 2001                            ($ 55.0)
               February 28, 2001                           ($ 75.0)
               March 31, 2001                              ($110.0)
               April 30, 2001                              ($135.0)
               May 31, 2001                                ($155.0)
               June 30, 2001                               ($165.0)
               July 31, 2001                               ($180.0)
               August 31, 2001                             ($190.0)
               September 30, 2001                          ($190.0)
               October 31, 2001                            ($185.0)
               November 30, 2001                           ($175.0)
               December 31, 2001                           ($170.0)
               January 31, 2002                            ($160.0)
               February 28, 2002                           ($150.0)
               March 31, 2002                              ($140.0)
               April 30, 2002                              ($125.0)

          2.7  Section 9.3(b) of the Agreement is hereby amended by adding in
               --------------
     clause "(i)" thereof immediately after the words "in the case of any assignment to" the following: "any Lender Affiliate or to".

          2.8  Section 9.10(a) of the Agreement is hereby amended by (A)
               ---------------
     deleting the following parenthetical phrase: "(except as contemplated by Section 2.2(d), as to which no consent shall be required)" and (B) deleting the second proviso of the first grammatical sentence thereof in its entirety and substituting therefor the following:

          and, provided, further, that no such modification or amendment shall without the written consent of (A) all of the Lenders (i) amend or modify any provision of this Agreement which provides for the unanimous consent or approval of the Lenders, (ii) amend this Section
                                                                        -------
          9.10 or the definition of Required Lenders, (iii) amend or modify the
          ----
          Superpriority Claim status of the Lenders contemplated by Section 2.23, (iv) release any material portion of the Collateral from the Liens created pursuant to the Security and Pledge Agreement, or (v) increase the advance ratios used in calculation of the Borrowing Base or (B) the Super-Majority Lenders, alter the eligibility standards used in determining the Borrowing Base in a manner which would increase the amount of the Borrowing Base other than as contemplated in the definition of Eligible Accounts Receivable with respect to clauses (a) through (m) thereof.

          2.9  The Agreement is hereby amended by adding Exhibit E thereto in
                                                         ---------
     the form attached hereto.

          2.10 Annex A of the Agreement is hereby replaced in its entirety by Annex A attached hereto.
     -------

          2.11 The signature pages to the Agreement are hereby amended to list, in addition to the Original Lender, the New Lenders, as such new Lenders are listed on the signature pages to this Amendment.

          Section 3.  Assignment and Acceptance.
                      -------------------------

          3.1 By its execution and delivery hereof, the Original Lender hereby irrevocably sells and assigns to each of the New Lenders without recourse to the Original Lender, and each of the New Lenders hereby irrevocably purchases and assumes from the Original Lender without recourse to the Original Lender, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all the Original Lender's rights and
      -----------------
     obligations under the Agreement in a principal amount as set forth opposite each such New Lender's name on Annex A.
                                    -------

          3.2 By its execution and delivery hereof, the Original Lender (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, any other of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
     (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) requests that the Agent evidence the Assigned Interest by recording the information contained on Annex A in the Register which reflects the assignment being made hereby
     -------
     (and after giving effect to any other assignments which have become effective on the Effective Date).

          3.3  By its execution and delivery hereof, each of the New Lenders,
     (i) represents and warrants that it is legally authorized to enter into this Amendment and that it is an Eligible Assignee; (ii) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 hereof (as
                                                       -----------
     such Section has been amended or waived prior to the date hereof), and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon the Agent, the Original Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as a Lender; (vi) if the New Lender is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the New Lender's exemption from United States withholding taxes with respect to all payments to be made to the New Lender under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; and (vii) has supplied the information requested on the administrative questionnaire heretofore supplied by the Agent.

          3.4 By its execution and delivery hereof, each of the New Lenders (i) agrees that any interest, Commitment Fees and Letter of Credit Fees that accrued prior to the Effective Date shall not be payable to such New Lender and authorizes and directs the Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid to it after the Effective Date and to pay such amounts to the Original Lender (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of the Original Lender and each New Lender that accrue on or after the Effective Date shall be payable to each such Lender in accordance with its Commitment), (ii) agrees that if it receives any amount under the Agreement that is for the account of the Original Lender, it shall receive the same for the account of such Original Lender to the extent of the Original Lender's interest therein and shall promptly pay the same to such other party, (iii) acknowledges that if such New Lender has heretofore furnished to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Lender's exemption from United States withholding taxes with respect to any payments to be made to such New Lender under the Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty).

          3.5 From and after the Effective Date, each New Lender will pay to the Agent (for the account of the Original Lender) such amount as represents such New Lender's pro rata portion of the aggregate principal amount of the Loans that are outstanding on the Effective Date and such New Lender's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that were theretofore drawn under Letters of Credit, and
     (ii) the Agent shall pay to each New Lender such fees as have been previously agreed to between the Agent and such New Lender.

          3.6 From and after the Effective Date, (i) each of the New Lenders shall be a party to the Agreement and, to the extent provided in this Amendment, have the rights and obligations of a Lender thereunder, and (ii) the Original Lender shall, to the extent provided in this Amendment, relinquish its rights and be released from its obligations under the Agreement, provided that Assignor hereby represents and warrants that the restrictions set forth in Section 9.3 of the Agreement pertaining to the
                               -----------
     minimum amount of assignments have been satisfied.

          3.7 The execution of this Amendment by the Borrowers, the Agent and the Fronting Bank is evidence of the consents required pursuant to Section
                                                                        -------
     9.3(e) of the Agreement.  In addition, to the extent it is not satisfied by
     ------
     virtue of execution and delivery hereof, the condition contained in clause
     (iii) of Section 9.3(e) is hereby waived.  Pursuant to Section 2.7(e) of
              --------------                                --------------
     the Agreement, the Borrowers agree to execute and deliver a Note payable to the order of each New Lender to evidence the assignment and assumption provided for herein.

          3.8 By executing and delivering this Amendment, each New Lender hereby becomes party to the Agreement as a Lender, with all of the rights, privileges, obligations and duties of a Lender thereunder. Without limiting the generality of the foregoing, each New Lender agrees to perform its duties and obligations under the Agreement in accordance with the terms thereof.

          Section 4.  Reduction of Syndication Commitment.  Each of the
                      -----------------------------------
Borrowers hereby acknowledges and agrees that, notwithstanding any provisions to the contrary contained in that certain Commitment Letter issued by the Agent and Chase Securities, Inc. to ICG Communications, Inc., ICG Services, Inc. and ICG Holdings, Inc. dated November 13, 2000, the Agent's commitment to use commercially reasonable efforts to syndicate the Facility is hereby reduced from $350,000,000 to $200,000,000. Accordingly, the Total Commitment shall be $200,000,000, subject to reduction in accordance with the terms of Section 2.10 of the Agreement.

          Section 5.  Termination of Initial Period.  Each of the Borrowers, the
                      -----------------------------
Lenders and the Agent hereby acknowledge and agree that the Initial Period shall terminate on the Effective Date (as defined below).

          Section 6.  Effectiveness.  The effectiveness of this Second Amendment
                      -------------
is conditioned upon the Agent's receipt of executed counterparts of this Second Amendment which, when taken together, bear the signatures of the Borrowers, the Original Lender and each New Lender (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party). The "Effective Date" shall mean the first
                                           --------------
Business Day on which the foregoing condition is fully satisfied.

          Section 7.  Representations and Warranties.  Each Borrower represents
                      ------------------------------
and warrants to the Lenders that:

          7.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, the representations and warranties of the Borrowers contained in Section 3 of the Agreement are true and correct in all material respects
        ---------
     on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

          7.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Agreement, and (ii) no Event of Default has occurred and is continuing (other than as specifically waived herein) or would result from the execution, delivery and performance of this Second Amendment.

          Section 8.  Full Force and Effect.  Except as specifically amended
                      ---------------------
hereby, all of the terms and conditions of the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Second Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such to be deemed to be reference to the Agreement as amended hereby.

          Section 9.  Counterparts.  This Second Amendment may be executed in
                      ------------
any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

          Section 10. Headings.  The various headings of this Second Amendment
                      --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Second Amendment or any provisions hereof.

           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and the year first written.

                                   BORROWERS:


                                   ICG COMMUNICATIONS, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   ICG TEVIS, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   ICG FUNDING, LLC

                                   By:  ICG Communications, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                            -------------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   ICG SERVICES, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG MOUNTAIN VIEW, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President

                                   ICG NETAHEAD, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG EQUIPMENT, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG CANADIAN ACQUISITION, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG HOLDINGS (CANADA) CO.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG HOLDINGS, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG TELECOM GROUP, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President

                                   NIKONET, LLC

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                            -------------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   ICG OHIO LINX, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   ICG ENHANCED SERVICES, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   COMMUNICATIONS BUYING GROUP, INC.

                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   ICG TELECOM GROUP OF VIRGINIA, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President

                                   ICG DATACHOICE NETWORK SERVICES, L.L.C.

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                            -------------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   PTI HARBOR BAY, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   BAY AREA TELEPORT, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   ICG ACCESS SERVICES - SOUTHEAST, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   TRANS AMERICAN CABLE, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President

                                   ICG TELECOM OF SAN DIEGO, L.P.

                                   By:  ICG Telecom Group, Inc.,
                                        its General Partner


                                        By: /s/ Bernard L. Zuroff
                                            -------------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   WESTERN PLAINS FINANCE, L.L.C.

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                            -------------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   ICG CHOICECOM MANAGEMENT, LLC

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                            -------------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   ICG CHOICECOM, L.P.

                                   By:  ICG ChoiceCom Management, LLC
                                        its General Partner

                                        By:  ICG Telecom Group, Inc.,
                                             its Managing Member


                                             By: /s/ Bernard L. Zuroff
                                                 ----------------------------
                                             Name:  Bernard L. Zuroff
                                             Title: Vice President

                                   DOWNNORTH, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President

                                   THE CHASE MANHATTAN BANK,
                                   Individually and as Agent


                                   By: /s/ Norma C. Corio
                                       --------------------------
                                   Name:  Norma C. Corio
                                   Title: Managing Director


                                   HELLER FINANCIAL, INC.


                                   By: /s/ Michele Kovatchis
                                       --------------------------
                                   Name:  Michele Kovatchis
                                   Title: Senior Vice President


                                   CIT GROUP / BUSINESS CREDIT INC.


                                   By: /s/ James A. Brennan, Jr.
                                       --------------------------
                                   Name:  James A. Brennan, Jr.
                                   Title: Vice President


                                   ABLECO FINANCE LLC


                                   By: /s/ Kevin Genda
                                       --------------------------
                                   Name:  Kevin Genda
                                   Title: Senior Vice President

                                   FRANKLIN FLOATING RATE TRUST


                                   By: /s/ Chauncey Lufkin
                                       --------------------------
                                   Name:  Chauncey Lufkin
                                   Title: Vice President

                                   EXHIBIT E

                      FORM OF BORROWING BASE CERTIFICATE

                                                                     Exhibit E-1
                                                                     Page 1 of 2

                           ICG Communications, Inc.
                  Form of Weekly Borrowing Base Certificate *
                  For the Week Ended _______________________

A.   Available accounts receivable (from page 2 of 2)            $     **
                                                                 ---------------

B.   Available fixed assets (from page 2 of 2)                   $
                                                                 ---------------

C.   Carve-out                                                   $
                                                                 ---------------

D.   Borrowing Base (Total Availability) (lines A + B - C)                                $
                                                                                          ---------------

E.   Lower of:
       Borrowing Base (Total Availability) (line D)              $
                                                                 ---------------
                                                                                          $
                                                                                          ---------------
       Revolving Credit Commitment                               $   200,000,000
                                                                 ---------------

F.   Outstanding Loans                                           $
                                                                 ---------------

G.   Letters of Credit Outstanding                               $
                                                                 ---------------

H.   Aggregate outstanding credit (lines F + G)                                           $
                                                                                          ---------------

I.   Excess Availability (line E minus line H)                                            $
                                                                                          ===============


Officer's Certification:

Pursuant to the Credit Agreement dated as of December 4, 2000, the undersigned certifies that the information provided in this certificate to JPMorgan, as Agent, is accurate and complete based on the accounting records of ICG Communications, Inc.


_______________________________________________             _____________
Signature & Title                                               Date

* The Borrowing Base Certificate is to be accompanied by documentation outlined in Schedule 1 Exhibit E.
** Reporting regarding accounts receivable to commence July 1, 2001.

                                                         Exhibit E-1 Page 2 of 2

                           ICG Communications, Inc.
                  Form of Weekly Borrowing Base Certificate *
                  For the Week Ended _______________________

Calculation of available accounts receivable **

                                                                                                        Total
                                                                                                        -----
     Gross A/R per end of week aging                                                             $
                                                                                                 ------------------
      Total ineligibles from prior month
                                                                                                 ------------------
     Eligible A/R (before dilution)
                                                                                                 ------------------
     Dilution % (a)                                                                                            23%
     Dilution Reserve
                                                                                                 ------------------
     Adjusted Eligible A/R
                                                                                                 ------------------
     Advance rate                                                                                              80%
     Available A/R                                                                               $
                                                                                                 ==================

Calculation of available fixed assets

     Fiber Optic Network adjusted Replacement Cost Without Time-to-Market
     Value (b)                                                                                   $
                                                                                                 ------------------
     Less: Weekly asset disposals or sales
                                                                                                 ------------------
     Adjusted Fiber Optic Network
                                                                                                 ------------------
     Advance rate                                                                                              70%
     Availability from Fiber Optic Network
                                                                                                 ------------------
     Fixed Assets other than Fiber Optic Network adjusted Orderly liquidation value in exchange (c)
                                                                                                 ------------------
     Less: Weekly asset disposals or sales
                                                                                                 ------------------
     Adjusted Fixed Assets other than Fiber Optic Network
                                                                                                 ------------------
     Advance rate                                                                                              50%
     Availability from Fixed Assets other than Fiber Optic Network
                                                                                                 ------------------
     Available Fixed Assets                                                                      $
     ==============================================================================================================

* The Borrowing Base Certificate is to be accompanied by documentation outlined in Schedule 1 to Exhibit E.
** Reporting regarding accounts receivable to commence July 1, 2001.

Notes to Borrowing Base
-----------------------

(a) Dilution ratio for the Access, UDP, Quickbooks, CBG, and Nikonet billing platforms has been estimated by utilizing the dilution ratio calculated for CBP for the 6 months ended December 31, 2000. The dilution ratio shall be adjusted based on a rolling 12 month average on available data and applied to those billing platforms in which a dilution ratio could not be calculated.

(b) As reported by the Strategis Consulting Group, Inc. appraisal report as of October 31, 2000, and adjusted to reflect the disposal of or the sale of assets.

(c) As reported by the Emerald Technology Valuations, LLC appraisal report as of December 22, 2000, and adjusted to reflect the disposal of or the sale of assets

                                                                     Exhibit E-2
                                                                     Page 1 of 3


                           ICG Communications, Inc.
                 Form of Monthly Borrowing Base Certificate *
                  For the Month Ended _______________________


A.   Available accounts receivable (from page 2 of 2)            $     **
                                                                 ---------------

B.   Available fixed assets (from page 2 of 2)                   $
                                                                 ---------------

C.   Carve-out                                                   $
                                                                 ---------------

D.   Borrowing Base (Total Availability) (lines A + B - C)                                $
                                                                                          ---------------

E.   Lower of:
       Borrowing Base (Total Availability) (line D)              $
                                                                 ---------------
                                                                                          $
                                                                                          ---------------
       Revolving Credit Commitment                               $   200,000,000
                                                                 ---------------

F.   Outstanding Loans                                           $
                                                                 ---------------

G.   Letters of Credit Outstanding                               $
                                                                 ---------------

H.   Aggregate outstanding credit (lines F + G)                                           $
                                                                                          ---------------

I.   Excess Availability (line E minus line H)                                            $
                                                                                          ===============


Officer's Certification:

Pursuant to the Credit Agreement dated as of December 4, 2000, the undersigned certifies that the information provided in this certificate to JPMorgan, as Agent, is accurate and complete based on the accounting records of ICG Communications, Inc.


_______________________________________________             _____________
Signature & Title                                               Date

* The Borrowing Base Certificate is to be accompanied by documentation outlined in Schedule 1 Exhibit E.
** Reporting regarding accounts receivable to commence July 1, 2001.

                                                                     Exhibit E-2
                                                                     Page 2 of 3

                           ICG Communications, Inc.
                 Form of Monthly Borrowing Base Certificate *
                  For the Month Ended _______________________


Calculation of available accounts receivable **


                                                                     Total
                                                                     -----

     Beginning of month accounts receivable                      $
                                                                 --------------
     + Gross billings
                                                                 --------------
     + Other debit adjustments
                                                                 --------------
     - Cash receipts applied
                                                                 --------------
     - Discounts
                                                                 --------------
     - Credit memos
                                                                 --------------
     - Returns
                                                                 --------------
     - Write-offs
                                                                 --------------
     - Other credit adjustments
                                                                 --------------
     Gross A/R per end of month aging
                                                                 --------------
     Ineligibles:
       > 90 days old or 60 past due
                                                                 --------------
       Unapplied cash
                                                                 --------------
       Unearned income
                                                                 --------------
       Duplicate billings
                                                                 --------------
       Reciprocal compensation
                                                                 --------------
       Contra
                                                                 --------------
       Credit reclass
                                                                 --------------
       Cross-age
                                                                 --------------
       Government
                                                                 --------------
       Intercompany
                                                                 --------------
       Foreign
                                                                 --------------
       Customer deposits
                                                                 --------------
       Concentration Cap at 25%
                                                                 --------------
       Due from Bankrupt or insolvent customer
                                                                 --------------
       Disputes/chargebacks, set-offs, claims
                                                                 --------------
       No first priority perfected security interest
                                                                 --------------
       Other (per Credit Agreement)
                                                                 --------------
       Estimated ineligibles   (a)
                                                                 --------------
     Total ineligibles
                                                                 --------------
     Eligible A/R (before dilution)
                                                                 --------------
     Dilution % (b)                                                         23%
     Dilution Reserve
                                                                 --------------
     Adjusted Eligible A/R
                                                                 --------------
     Advance rate                                                           80%
     Available A/R                                               $
                                                                 ==============

* The Borrowing Base Certificate is to be accompanied by documentation outlined in Schedule 1 to Exhibit E.
** Reporting regarding accounts receivable to commence July 1, 2001.

                                                                     Exhibit E-2
                                                                     Page 3 of 3

                           ICG Communications, Inc.
                 Form of Monthly Borrowing Base Certificate *
                  For the Month Ended _______________________


Calculation of available fixed assets


                                                                     1.1.1.1.1.1.1  Total
                                                                     --------------------

          Fixed Assets
          ------------
          Fiber Optic Network adjusted Replacement Cost Without
             Time-to-Market Value (c)                                  $
                                                                       ------------------
          Less: Monthly Asset Sales
                                                                       ------------------
          Adjusted Fiber Optic Network
                                                                       ------------------
          Advance rate                                                                70%
          Availability from Fiber Optic Network                        $
                                                                       ------------------

          Fixed assets other than Fiber Optic Network adjusted
             Orderly liquidation value in exchange (d)                 $
                                                                       ------------------
          Less: Monthly Asset Sales
                                                                       ------------------
          Adjusted Fixed assets other than Fiber Optic Network
                                                                       ------------------
          Advance rate                                                                50%
          Availability from Fixed Assets other than
             Fiber Optic Network
                                                                       $
                                                                       ------------------
          Available Fixed Assets                                       $
                                                                       ==================

* The Borrowing Base Certificate is to be accompanied by documentation outlined in Schedule 1 to Exhibit E.

Notes to Borrowing Base
-----------------------

(a) Certain ineligibles are estimated for the UDP, Quickbooks, CBG, and Nikonet billing platforms by utilizing the effective percentage of gross A/R of ineligibles calculated for the CBP and Access platforms. The estimate is calculated as follows; (i) divided by (ii); and then multiplied by gross A/R for the applicable billing platform. (i) equals the sum of the contra, credit-reclass, cross-age, government, intercompany, foreign, customer deposits, and concentration cap A/R ineligibles for CBP and Access, (ii) equals the sum of gross A/R for CBP and Access.

(b) Dilution ratio for the Access, UDP, Quickbooks, CBG, and Nikonet billing platforms has been estimated by utilizing the dilution ratio calculated for CBP for the 6 months ended December 31, 2000. The dilution ratio shall be adjusted based on a rolling 12 month average on available data and applied to those billing platforms in which a dilution ratio could not be calculated.

(c) As reported by the Strategis Consulting Group, Inc. appraisal report as of October 31, 2000, and adjusted to reflect the disposal of or the sale of assets.

(d) As reported by the Emerald Technology Valuations, LLC appraisal report as of December 22, 2000, and adjusted to reflect the disposal of or the sale of assets.

                                                                      Schedule 1
                                                                    to Exhibit E

                           ICG Communications, Inc.
                 Collateral Monitoring Reporting Requirements
                     Documents to be Submitted to the Bank

The following information is to be submitted on a combined basis and for each billing platform where applicable, of ICG Communications, Inc. for the applicable reporting period.

Weekly - Borrowing Base Certificate in the form of Exhibit E-1.
------
1) Accounts Receivable - Total page of accounts receivable aging report by billing platform. *
2) Fixed Assets - Support for all sales of or disposals of fixed assets during the current reporting period, including product type, location, original cost, net sales proceeds, and sales agreement.

Monthly - Borrowing Base Certificate in the form of Exhibit E-2.
-------

Accounts Receivable
1)   Total page of accounts receivable aging report by billing platform. *
2)   Address and terms of top 10 combined accounts receivable balances.
3) Reconciliation of A/R Subsystem to the general ledger and financial statements (i.e., "A/R Subsystem Reconciliation"). Gross A/R Subsystem must agree to the combined A/R aging by billing platform.
4) Supporting documentation (system generated extract report where applicable) for the A/R ineligibles as per the Credit Agreement, including unapplied cash, unearned income, duplicate billings, reciprocal compensation, contra, credit reclass, cross-age, government, intercompany, foreign, customer deposits, and concentration cap.
5) Supporting documentation for the monthly rollforward of accounts receivable by billing platform including:
     .  Total page of invoice (sales register).
     .  Total page of cash receipts journal.
     . Total page of credit and adjustments register (should include credit memos issued, write-offs, returns, discounts and other credit adjustments). If a credit and adjustments register is not available, credits and adjustments should be accumulated on a separate workpaper.

Fixed Assets
1) Support for all sales of or disposals of fixed assets for the current reporting period, including product type, location, original cost, net sales proceeds, purchase/sales agreement.
2) Reconciliation of fixed assets subledger to the general ledger and financial statements.

Other
1)   Monthly financial statements.
2)   Total page of trade accounts payable report.
3) Schedule of ten largest trade accounts payable balances, including payment terms and products supplied.
4)   Reconciliation of trade accounts payable report to balance sheet.

*    Reporting regarding accounts receivable to commence July 1, 2001.

Submit to:
JPMorgan
Collateral Agent Services Group
Attention: Scott Troy, Assistant Treasurer
270 Park Avenue - 29/th/ Floor
New York, NY 10017
scott.troy@chase.com
Phone: (212) 270-4628
Fax:   (212) 270-7449

                                Annex A to the
                          Revolving Credit Agreement


                              COMMITMENT AMOUNTS


                            Dated as of May 2, 2001

               BANK
               ----                             COMMITMENT                          COMMITMENT
                                                  AMOUNT                            PERCENTAGE
                                                  ------                            ----------
The Chase Manhattan Bank Loan and             $ 68,571,429.00                      34.28571450%
Agency Services
One Chase Manhattan Plaza
8th Floor
New York, NY 10081
Attn:  Donna Montgomery
Tele. (212) 552-7477
Fax:  (212) 552-5700

Heller Financial, Inc.                        $ 45,714,286.00                      22.85714300%
500 West Monroe Street
Chicago, IL 60661
Attn:  Brian Benz
Tele. (312) 441-6715
Fax:  (312) 441-7367

CIT Group / Business Credit Inc.              $ 45,714.286.00                      22.85714300%
1211 Avenue of the Americas
New York, NY 10036
Attn:  Jim Brennan
Tele. (212) 536-1280
Fax:  (212) 536-1295

Ableco Finance LLC                            $ 20,000,000.00                      10.00000000%
450 Park Avenue
28th Floor
New York, NY 10022
Attn:  Eric Miller
Tele. (212) 891-1549
Fax:  (212) 753-5305

Franklin Floating Rate Trust                  $ 20,000,000.00                      10.00000000%
c/o Franklin Templeton Group
777 Mariners Island Boulevard
P.O. Box 7777
San Mateo, CA 94404
Attn:  Mary Anne Chase
Tele. (650) 525-7424

Fax:  (650) 312-3346

Total                                         $200,000,000.00                              100%
________________________                  ________________________              ________________________